EXHIBIT 23(a)




                          CONSENT OF COUNSEL





    I  hereby consent to the use of my name in the caption "Legal
Matters" in the prospectus of Keyport Life Insurance Company contained in Form S-1.





Boston,     Massachusetts                       /s/Bernard     R.
Beckerlegge
                                                  Bernard      R.
Beckerlegge


    April   , 1999
        Date